SEGMENT REPORTING	6 Months Ended
Jun. 30, 2025
Segment Reporting [Abstract]
SEGMENT REPORTING	SEGMENT REPORTING
The Company reports segment information based on the management approach. The management approach designates the internal reporting used by management for making decisions and assessing performance as the source of our reportable segments. The Company determined that it has two operating and reportable segments: Obagi Medical and Milk Makeup. Each segment represents a business unit that focuses on distinct products, markets, and customers.
Obagi Medical - this segment consists of the business of Obagi. Obagi’s business activities include developing, marketing, and selling skin health products. These assets and activities are conducted by Obagi Global Holdings Limited and its wholly-owned subsidiaries.
Milk Makeup - this segment consists of the business of Milk Makeup. Milk Makeup’s business activities include developing, marketing, and selling cosmetics, skincare, and other beauty products. Milk Makeup generates revenue from the sale of cosmetics to retailers, including off-price retailers, and sales DTC via its website.
The Company's chief operating decision maker (“CODM”) is its Chief Executive Officer, who utilizes adjusted gross profit as the financial measure for assessing the performance of each segment. The CODM evaluates each segment's performance by comparing the current period's adjusted gross margin to those of prior periods and allocates resources based on the adjusted gross margin.
The following includes segment revenue and significant segments expenses:

	Six months ended June 30, 2025			Six months ended June 30, 2024
(In thousands)	Obagi Medical	Milk Makeup	Total	Obagi Medical	Milk Makeup	Total
Net revenue	$71,416	$60,858	$132,274	$68,364	$63,218	$131,582
Adjusted cost of goods sold(1)	(14,316)	(19,886)	(34,202)	(13,443)	(18,610)	(32,053)
Adjusted gross profit	$57,100	$40,972	$98,072	$54,921	$44,608	$99,529
(1) Adjusted cost of goods sold excludes the fair value of the related party liability for the unfavorable discount to Obagi China as part of the Business Combination, the advance purchase of specific products for the market in Vietnam sold through the SA Distributor that became obsolete when the contract was terminated, and the Supply Agreement and Formulations intangible assets are amortized to cost of goods sold.
The following table reconciles total consolidated adjusted gross profit to consolidated net loss before and after income taxes:

(In thousands)	Six months ended June 30, 2025	Six months ended June 30, 2024
Adjusted gross profit	$98,072	$99,529
Amortization of the fair value of the related party liability(1)	—	(778)
Discontinued product write-off(2)	—	526
Amortization of intangible assets(3)	5,603	5,603
Selling, general and administrative	126,012	121,684
Loss on impairment of goodwill	152,018	—
Interest expense, net	12,695	8,711
Change in fair value of derivative warrant liabilities	(2,569)	(20,673)
Other income, net	(1,485)	(285)
Loss before income taxes	$(194,202)	$(15,259)
(1) Relates to the fair value of the related party liability for the unfavorable discount to Obagi China as part of the Business Combination.
(2) Relates to the advance purchase of specific products for the market in Vietnam sold through the SA Distributor that became obsolete when the contract was terminated.
(3) The Supply Agreement and Formulations intangible assets are amortized to cost of goods sold.
The Company does not evaluate performance or allocate resources based on segment asset data, and therefore such information is not presented. All of the Company’s long-lived assets are located in the U.S.